Exhibit 21.1

Kinder Morgan, Inc.
Subsidiaries of the Registrant as of December 31, 2023

Entity Name (a)	Place of Incorporation
American Petroleum Tankers II LLC	Delaware
American Petroleum Tankers III LLC	Delaware
American Petroleum Tankers IV LLC	Delaware
American Petroleum Tankers IX LLC	Delaware
American Petroleum Tankers LLC	Delaware
American Petroleum Tankers Parent LLC	Delaware
American Petroleum Tankers V LLC	Delaware
American Petroleum Tankers VI LLC	Delaware
American Petroleum Tankers VII LLC	Delaware
American Petroleum Tankers VIII LLC	Delaware
American Petroleum Tankers X LLC	Delaware
American Petroleum Tankers XI LLC	Delaware
ANR Real Estate Corporation	Delaware
APT Florida LLC	Delaware
APT Intermediate Holdco LLC	Delaware
APT New Intermediate Holdco LLC	Delaware
APT Pennsylvania LLC	Delaware
APT Sunshine State LLC	Delaware
Arlington Storage Company, LLC	Delaware
Banquete Hub LLC (50%)	Delaware
Battleground Oil Specialty Terminal Company LLC (55%)	Delaware
Betty Lou LLC	Delaware
Calnev Pipe Line LLC	Delaware
Camino Real Gas Gathering Company LLC	Delaware
Camino Real Gathering Company, L.L.C.	Delaware
Cantera Gas Company LLC	Delaware
CDE Pipeline LLC	Delaware
Cedar Cove Midstream LLC (70%)	Delaware
Central Florida Pipeline LLC	Delaware
Cheyenne Plains Gas Pipeline Company, L.L.C.	Delaware
CIG Gas Storage Company LLC	Delaware
CIG Pipeline Services Company, L.L.C.	Delaware
Coastal Eagle Point Oil Company	Delaware
Coastal Oil New England, Inc.	Massachusetts
Colorado Interstate Gas Company, L.L.C.	Delaware
Colorado Interstate Issuing Corporation	Delaware
Copano Double Eagle LLC	Delaware
Copano Energy Finance Corporation	Delaware
Copano Energy, L.L.C.	Delaware
Copano Energy Services/Upper Gulf Coast LLC	Texas

Exhibit 21.1

Entity Name (a)	Place of Incorporation
Copano Field Services GP, L.L.C.	Delaware
Copano Field Services/North Texas, L.L.C.	Delaware
Copano Field Services/South Texas LLC	Texas
Copano Field Services/Upper Gulf Coast LLC	Texas
Copano Liberty, LLC	Delaware
Copano NGL Services (Markham), L.L.C.	Delaware
Copano NGL Services LLC	Texas
Copano Pipelines Group, L.L.C.	Delaware
Copano Pipelines/North Texas, L.L.C.	Delaware
Copano Pipelines/Rocky Mountains, LLC	Delaware
Copano Pipelines/South Texas LLC	Texas
Copano Pipelines/Upper Gulf Coast LLC	Texas
Copano Processing LLC	Texas
Copano Risk Management LLC	Texas
Copano Terminals LLC	Delaware
Copano/Webb-Duval Pipeline LLC	Delaware
Coscol Petroleum Corporation	Delaware
CPNO Services LLC	Texas
Dakota Bulk Terminal LLC	Delaware
Delta Terminal Services LLC	Delaware
Eagle Ford Gathering LLC	Delaware
Eagle Ford Midstream LLC	Texas
El Paso Amazonas Energia Ltda.	Brazil
El Paso CGP Company, L.L.C.	Delaware
El Paso Cheyenne Holdings, L.L.C.	Delaware
El Paso Citrus Holdings, Inc.	Delaware
El Paso CNG Company, L.L.C.	Delaware
El Paso Energy Argentina Service Company	Delaware
El Paso Energy Capital Trust I	Delaware
El Paso Energy E.S.T. Company	Delaware
El Paso Energy International Company	Delaware
El Paso Energy Marketing de Mexico, S. de R.L. de C.V.	Mexico
El Paso Energy Service Company, L.L.C.	Delaware
El Paso LLC	Delaware
El Paso Merchant Energy North America Company, L.L.C.	Delaware
El Paso Merchant Energy-Petroleum Company	Delaware
El Paso Mexico Holding B.V.	Netherlands
El Paso Midstream Group LLC	Delaware
El Paso Natural Gas Company, L.L.C.	Delaware
El Paso Noric Investments III, L.L.C.	Delaware
El Paso Reata Energy Company, L.L.C.	Delaware
El Paso Remediation Company	Delaware
El Paso Ruby Holding Company, L.L.C.	Delaware

Exhibit 21.1

Entity Name (a)	Place of Incorporation
El Paso Services Holding Company	Delaware
El Paso Tennessee Pipeline Co., L.L.C.	Delaware
Elba Express Company, L.L.C.	Delaware
Elba Liquefaction Company, L.L.C. (25.5%)	Delaware
Elizabeth River Terminals LLC	Delaware
Emory B Crane, LLC	Louisiana
EP Ruby LLC	Delaware
EPBGP Contracting Services LLC	Delaware
EPC Building LLC	Delaware
EPC Property Holdings, Inc.	Delaware
EPEC Corporation	Delaware
EPEC Oil Company Liquidating Trust	Delaware Law
EPEC Polymers, Inc.	Delaware
EPEC Realty, Inc.	Delaware
EPED B Company	Cayman Islands
EPED Holding Company	Delaware
EPTP Issuing Corporation	Delaware
Frank L. Crane, LLC	Louisiana
General Stevedores GP, LLC	Texas
General Stevedores Holdings LLC	Delaware
Harrah Midstream LLC	Delaware
HBM Environmental LLC	Delaware
Hiland Crude, LLC	Oklahoma
Hiland Partners Holdings LLC	Delaware
HPH Oklahoma Gathering LLC	Delaware
I.M.T. Land Corp.	Louisiana
ICPT, L.L.C.	Louisiana
Independent Trading & Transportation Company I, L.L.C.	Oklahoma
International Marine Terminals Partnership	Louisiana
JV Tanker Charterer LLC	Delaware
K N Capital Trust I	Delaware
K N Capital Trust II	Delaware
K N Capital Trust III	Delaware
Kinder Morgan 2-Mile LLC	Delaware
Kinder Morgan Administrative Services Tampa LLC	Delaware
Kinder Morgan Altamont LLC	Delaware
Kinder Morgan Arlington RNG LLC	Texas
Kinder Morgan Baltimore Transload Terminal LLC	Delaware
Kinder Morgan Battleground Oil LLC	Delaware
Kinder Morgan Border Pipeline LLC	Delaware
Kinder Morgan Bulk Terminals LLC	Louisiana
Kinder Morgan Carbon Dioxide Transportation Company	Delaware
Kinder Morgan CCS Holdco LLC	Delaware

Exhibit 21.1

Entity Name (a)	Place of Incorporation
Kinder Morgan CO2 Company LLC	Texas
Kinder Morgan Commercial Services LLC	Delaware
Kinder Morgan Contracting Services LLC	Delaware
Kinder Morgan Crude & Condensate LLC	Delaware
Kinder Morgan Crude Marketing LLC	Delaware
Kinder Morgan Crude Oil Pipelines LLC	Delaware
Kinder Morgan Crude to Rail LLC	Delaware
Kinder Morgan Cushing LLC	Delaware
Kinder Morgan Dallas Fort Worth Rail Terminal LLC	Delaware
Kinder Morgan Deeprock North Holdco LLC	Delaware
Kinder Morgan Endeavor LLC	Delaware
Kinder Morgan Energy Partners, L.P.	Delaware
Kinder Morgan Energy Transition Ventures Holdco LLC	Delaware
Kinder Morgan EP Midstream LLC	Delaware
Kinder Morgan Finance Company LLC	Delaware
Kinder Morgan Foundation	Colorado
Kinder Morgan Freedom Pipeline LLC	Delaware
Kinder Morgan Galena Park West LLC	Delaware
Kinder Morgan Gas Natural de Mexico, S. de R.L. de C.V.	Mexico
Kinder Morgan GP LLC	Delaware
Kinder Morgan IMT Holdco LLC	Delaware
Kinder Morgan Keystone Gas Storage LLC	Delaware
Kinder Morgan KMAP LLC	Delaware
Kinder Morgan Las Vegas LLC	Delaware
Kinder Morgan Linden Transload Terminal LLC	Delaware
Kinder Morgan Liquids Terminals LLC	Delaware
Kinder Morgan Liquids Terminals St. Gabriel LLC	Delaware
Kinder Morgan Louisiana Pipeline Holding LLC	Delaware
Kinder Morgan Louisiana Pipeline LLC	Delaware
Kinder Morgan Marine Services LLC	Delaware
Kinder Morgan Materials Services, LLC	Delaware
Kinder Morgan Mexico LLC	Delaware
Kinder Morgan Mid Atlantic Marine Services LLC	Delaware
Kinder Morgan NatGas O&M LLC	Delaware
Kinder Morgan NGPL Holdings LLC	Delaware
Kinder Morgan North Texas Pipeline LLC	Delaware
Kinder Morgan Operating LLC “A”	Delaware
Kinder Morgan Operating LLC “B”	Delaware
Kinder Morgan Operating LLC “C”	Delaware
Kinder Morgan Operating LLC “D”	Delaware
Kinder Morgan Pecos LLC	Delaware
Kinder Morgan Pecos Valley LLC	Delaware
Kinder Morgan Permian CCS LLC	Delaware

Exhibit 21.1

Entity Name (a)	Place of Incorporation
Kinder Morgan Petcoke GP LLC	Delaware
Kinder Morgan Petcoke LP LLC	Delaware
Kinder Morgan Petcoke, L.P.	Delaware
Kinder Morgan Petroleum Tankers LLC	Delaware
Kinder Morgan Pipeline LLC	Delaware
Kinder Morgan Port Manatee Terminal LLC	Delaware
Kinder Morgan Port Sutton Terminal LLC	Delaware
Kinder Morgan Port Terminals USA LLC	Delaware
Kinder Morgan Portland Bulk LLC	Delaware
Kinder Morgan Portland Holdings LLC	Delaware
Kinder Morgan Portland Intermediate Holdings I LLC	Delaware
Kinder Morgan Portland Intermediate Holdings II LLC	Delaware
Kinder Morgan Portland Jet Line LLC	Delaware
Kinder Morgan Portland Liquids Terminals LLC	Delaware
Kinder Morgan Portland Operating LLC	Delaware
Kinder Morgan Production Company LLC	Delaware
Kinder Morgan Products Terminals LLC	Delaware
Kinder Morgan Rail Services LLC	Delaware
Kinder Morgan Ranger LLC	Delaware
Kinder Morgan Resources II LLC	Delaware
Kinder Morgan Resources III LLC	Delaware
Kinder Morgan RNG Holdco LLC	Delaware
Kinder Morgan Rockies Marketing LLC	Delaware
Kinder Morgan Scurry Connector LLC	Delaware
Kinder Morgan Services International LLC	Delaware
Kinder Morgan Seven Oaks LLC	Delaware
Kinder Morgan Shreveport RNG LLC	Texas
Kinder Morgan SNG Operator LLC	Delaware
Kinder Morgan Southeast Terminals LLC	Delaware
Kinder Morgan Tank Storage Terminals LLC	Delaware
Kinder Morgan Tejas Pipeline GP LLC	Delaware
Kinder Morgan Tejas Pipeline LLC	Delaware
Kinder Morgan Terminals Wilmington LLC	Delaware
Kinder Morgan Terminals LLC	Delaware
Kinder Morgan Texas Pipeline LLC	Delaware
Kinder Morgan Texas Terminals, L.P.	Delaware
Kinder Morgan Transmix Company, LLC	Delaware
Kinder Morgan Treating LP	Delaware
Kinder Morgan Treating Odessa LLC	Delaware
Kinder Morgan Turkey Run RNG LLC	Delaware
Kinder Morgan Urban Renewal II, LLC	New Jersey
Kinder Morgan Urban Renewal, L.L.C.	New Jersey
Kinder Morgan Utica LLC	Delaware

Exhibit 21.1

Entity Name (a)	Place of Incorporation
Kinder Morgan Vehicle Services LLC	Delaware
Kinder Morgan Victoria RNG LLC	Texas
Kinder Morgan Virginia Liquids Terminals LLC	Delaware
Kinder Morgan Wink Pipeline LLC	Delaware
KinderHawk Field Services LLC	Delaware
Kinetrex Energy Real Estate Company, LLC	Indiana
Kinetrex Energy Transportation, LLC	Indiana
Kinetrex Holdco, Inc.	Delaware
KM Canada Terminals ULC	Alberta (Canada)
KM Crane LLC	Maryland
KM Decatur LLC	Delaware
KM Eagle Gathering LLC	Delaware
KM Express LLC	Delaware
KM Gas Marketing LLC	Delaware
KM Insurance Texas Inc.	Texas
KM Kaskaskia Dock LLC	Delaware
KM Liquids Marketing LLC	Delaware
KM Liquids Terminals LLC	Delaware
KM Louisiana Midstream LLC	Delaware
KM North Cahokia Land LLC	Delaware
KM North Cahokia Special Project LLC	Delaware
KM North Cahokia Terminal Project LLC	Delaware
KM Phoenix Holdings LLC (75%)	Delaware
KM Ship Channel Services LLC	Delaware
KM Treating GP LLC	Delaware
KM Utopia Operator Limited	Alberta (Canada)
KM Utopia Operator LLC	Delaware
KMBT Legacy Holdings LLC	Tennessee
KMBT LLC	Delaware
KMGP Services Company, Inc.	Delaware
KN Telecommunications, Inc.	Colorado
Knight Power Company LLC	Delaware
Liberty High BTU LLC	Delaware
LNG Indy, LLC	Indiana
Lomita Rail Terminal LLC	Delaware
Mesquite Investors, L.L.C.	Delaware
Milwaukee Bulk Terminals LLC	Wisconsin
Mission Natural Gas Company LLC	Texas
MJR Operating LLC	Maryland
Mojave Pipeline Company, L.L.C.	Delaware
Mojave Pipeline Operating Company, L.L.C.	Texas
NEP DC Holdings, LLC	Delaware
NET Mexico Pipeline LLC	Texas

Exhibit 21.1

Entity Name (a)	Place of Incorporation
NET Mexico Pipeline Partners, LLC (90%)	Delaware
NET Midstream, LLC	Texas
North American Bio-Fuels, L.L.C.	Michigan
North American-Central, LLC	Michigan
North American Natural Resources, LLC	Delaware
North American Natural Resources-SBL, LLC	Michigan
Paddy Ryan Crane, LLC	Louisiana
Palmetto Products Pipe Line LLC	Delaware
PI 2 Pelican State LLC	Delaware
Pinney Dock & Transport LLC	Delaware
Prairie View High BTU LLC	Delaware
Queen City Terminals LLC	Delaware
Rahway River Land LLC	Delaware
River Terminals Properties GP LLC	Delaware
River Terminal Properties, L.P.	Tennessee
RNG Indy LLC	Delaware
ScissorTail Energy, LLC	Delaware
SFPP, L.P. (99.5%)	Delaware
SNG Pipeline Services Company, L.L.C.	Delaware
Southern Dome, LLC	Delaware
Southern Gulf LNG Company, L.L.C.	Delaware
Southern Liquefaction Company LLC	Delaware
Southern LNG Company, L.L.C.	Delaware
Southern Oklahoma Gathering LLC	Delaware
Southwest Florida Pipeline LLC	Delaware
SRT Vessels LLC	Delaware
Stagecoach Energy Solutions LLC	Delaware
Stagecoach Gas Services LLC	Delaware
Stagecoach Operating Services LLC	Delaware
Stagecoach Pipeline & Storage Company LLC	New York
Stevedore Holdings, L.P.	Delaware
Tejas Gas, LLC	Delaware
Tejas Natural Gas, LLC	Delaware
Tennessee Gas Pipeline Company, L.L.C.	Delaware
Tennessee Gas Pipeline Issuing Corporation	Delaware
Texan Tug LLC	Delaware
TGP Pipeline Services Company, L.L.C.	Delaware
The Pecos Carbon Dioxide Pipeline Company (95.28%)	Texas
TransColorado Gas Transmission Company LLC	Delaware
Transload Services, LLC	Illinois
Twin Bridges High BTU LLC	Delaware
Twin Tier Pipeline LLC	Delaware
Utica Marcellus Texas Pipeline LLC	Delaware

Exhibit 21.1

Entity Name (a)	Place of Incorporation
Webb/Duval Gatherers (91%)	Texas
Western Plant Services LLC	Delaware
Wyoming Interstate Company, L.L.C.	Delaware

(a) Where included, percentages in parentheses represent Kinder Morgan, Inc.’s ownership of less-than-wholly owned subsidiaries.